Execution Version

AMENDMENT TO CUSTODY AGREEMENT

AMENDMENT made as of December 5, 2025 (the “Effective Date”) to that certain Custody Agreement dated as of November 7, 2002, as amended from time to time, between each Fund listed on the attached Schedule A thereto, including any series thereof (each, a “Fund”) and The Bank of New York Mellon (formerly, The Bank of New York) (“Custodian”) (such Custody Agreement, as amended, hereinafter referred to as the “Custody Agreement”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the Custody Agreement.

WHEREAS, the parties wish to amend the Custody Agreement to add certain Funds, as parties to the Custody Agreement;

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.Schedule A of the Custody Agreement shall be amended as set forth in Exhibit I to this Amendment, attached hereto and made a part hereof.

2.Each party represents to the other that this Amendment has been duly executed.

3.Schedule A of the Custody Agreement, as amended by Exhibit I to this Amendment, shall become effective for each Fund as of the date of first service as listed in Exhibit I hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the Custody Agreement shall be a reference to the Custody Agreement as amended hereby. Except as amended hereby, the Custody Agreement shall remain in full force and effect.

4.The parties expressly agree that this Amendment shall terminate upon the effective date of the termination of the Custody Agreement.

5.The parties expressly agree that this Amendment may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment, by a manual signature on a copy of this Amendment transmitted by facsimile transmission, by a manual signature on a copy of this Amendment transmitted as an imaged document attached to an email, or by “Electronic Signature”, which is hereby defined to mean inserting an image, representation or symbol of a signature into an electronic copy of this Amendment by electronic, digital or other technological methods. Each counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, shall constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

6.If any provision of the Agreement including this Amendment is found to be invalid, illegal or unenforceable, no other provision of the Agreement or this Amendment shall be affected, and all other provisions shall be enforced to the full extent of the law.

7.This Amendment shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws.

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the Effective Date. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

EACH FUND LISTED ON

EXHIBIT I HERETO

By: /s/Elyse McLaughlin

Name: Elyse McLaughlin

Title: Authorized Signatory

THE BANK OF NEW YORK MELLON

By:	/s/ Matthew Gronsky
Name:	Matthew Gronsky
Title:	Senior Vice President

2

Execution Version

Exhibit I

SCHEDULE A TO THE CUSTODY AGREEMENT

INSURANCE FUNDS

Date of First
RIC/Fund Name	Former Name	Service
Advanced Series Trust
AST Bond Portfolio 2025		12/5/13
AST Bond Portfolio 2026		1/2/15
AST Bond Portfolio 2027		12/21/15
AST Bond Portfolio 2028		12/15/16
AST Bond Portfolio 2029		12/1/17
AST Bond Portfolio 2030		12/11/18
AST Bond Portfolio 2031		12/2/19
AST Bond Portfolio 2032	`	12/11/20
AST Bond Portfolio 2033		12/1/21
AST Bond Portfolio 2034		12/19/22
AST Bond Portfolio 2035		12/11/23
AST Bond Portfolio 2036		12/10/24
AST Bond Portfolio 2037		12/5/25
AST Core Fixed Income Portfolio	AST Western Asset Core Plus Bond Portfolio	11/1/07
AST Investment Grade Bond Portfolio		1/28/08
AST T. Rowe Price Growth Opportunities
AST J.P. Morgan Aggressive Multi-Asset Portfolio	Portfolio	12/5/13
AST J.P. Morgan Fixed Income Central Portfolio		11/28/22
AST Large-Cap Equity Portfolio	AST Large-Cap Core Portfolio	4/1/13
AST Multi-Sector Fixed-Income Portfolio	AST Long Duration Bond Portfolio	2/25/13
AST PGIM Fixed Income Central Portfolio		6/27/22
AST Target Maturity Central Portfolio		4/25/22
The Prudential Series Fund
PSF PGIM 50/50 Balanced Portfolio	Conservative Balanced Portfolio	7/25/05
PSF PGIM Total Return Bond Portfolio	Diversified Bond Portfolio	7/25/05
PSF PGIM Flexible Managed Portfolio	Flexible Managed Portfolio	7/25/05
PSF Global Portfolio	Global Portfolio	7/25/05
Government Money Market Portfolio, Money
PSF PGIM Government Money Market Portfolio	Market Portfolio	9/12/05
PSF PGIM High Yield Bond Portfolio	High Yield Bond Portfolio	7/25/05
PSF PGIM Jennison Blend Portfolio	Equity Portfolio	7/25/05
PSF PGIM Jennison Growth Portfolio	Jennison Portfolio	7/25/05
PSF Small-Cap Stock Index Portfolio	Small Capitalization Stock Portfolio	7/25/05
PSF Stock Index Portfolio	Stock Index Portfolio	7/25/05

3

Execution Version

PSF PGIM Jennison Value Portfolio	Value Portfolio	7/25/05
PSF PGIM Laddered Allocation S&P 500 Buffer 12 Portfolio		6/4/25
PSF PGIM Laddered Allocation S&P 500 Buffer 20 Portfolio		6/4/25
PSF PGIM Ballast Portfolio		6/4/25
Prudential Gibraltar Fund		7/25/05
RETAIL FUNDS
Date of First
RIC/Fund Name	Former Name	Service
Prudential Global Total Return Fund, Inc.	Dryden Global Total Return Fund, Inc.
Prudential Global Total Return Fund,
PGIM Global Total Return Fund	Prudential Global Total Return Fund, Inc.	6/6/05
Prudential Global Total Return (USD Hedged)
PGIM Global Total Return (USD Hedged) Fund	Fund	12/1/17
Prudential MoneyMart Assets, Inc.,
Prudential Government Money Market Fund, Inc.	MoneyMart Assets, Inc.
Prudential Government Money Market Fund,
PGIM Government Money Market Fund	Inc.	6/6/05
PGIM Core Government Money Market Fund		3/6/23
Prudential Investment Portfolios, Inc.
Prudential Balanced Fund, Prudential Asset
Allocation Fund, Dryden Asset Allocation
PGIM Balanced Fund	Fund, Dryden Active Allocation Fund	6/6/05
PGIM Jennison Equity Opportunity Fund,
Prudential Jennison Equity Opportunity Fund,
PGIM Jennison Focused Value Fund	Jennison Equity Opportunity Fund	6/27/05
Prudential Jennison Growth Fund, Jennison
PGIM Jennison Growth Fund	Growth Fund	6/27/05
Prudential Investment Portfolios 2	Dryden Core Investment Fund
PGIM QMA Commodity Strategies Fund
PGIM Quant Solutions Commodity Strategies Fund	Prudential Commodity Strategies Fund	11/1/16
Prudential Commodity Strategies Subsidiary,
PGIM Commodity Strategies Subsidiary, Ltd.	Ltd.	11/1/16
PGIM Core Conservative Bond Fund	Prudential Core Conservative Bond Fund	11/1/16
Prudential Core Ultra Short Bond Fund,
Prudential Core Taxable Money Market Fund,
PGIM Core Ultra Short Bond Fund	Taxable Money Market Series	6/6/05
PGIM Institutional Money Market Fund	Prudential Institutional Money Market Fund	7/15/16
Prudential Jennison Small-Cap Core Equity
PGIM Jennison Small-Cap Core Equity Fund	Fund	11/1/16
Prudential QMA Emerging Markets Equity
PGIM Quant Solutions Emerging Markets Equity Fund	Fund	11/1/16
PGIM Quant Solutions International Developed Markets	Prudential QMA International Developed
Index Fund	Markets Index Fund	11/1/16
PGIM Quant Solutions Mid-Cap Core Fund,
PGIM QMA Mid-Cap Core Equity Fund,
PGIM Quant Solutions Mid-Cap Index Fund	Prudential QMA Mid-Cap Core Equity Fund	11/1/16
4
Execution Version

PGIM TIPS Fund	Prudential TIPS Fund	11/1/16
Jennison Dryden Opportunity Funds,
Prudential Investment Portfolios 3	Strategic Partners Opportunity Funds
Prudential Jennison Select Growth Fund,
Jennison Select Growth Fund, Strategic
PGIM Jennison Focused Growth Fund	Partners Focused Growth Fund	12/9/02
PGIM Quant Solutions Large-Cap Value Fund	PGIM QMA Large-Cap Value Fund	4/1/14
Prudential Unconstrained Bond Fund, PGIM
PGIM Strategic Bond Fund	Unconstrained Bond Fund	6/1/15
Prudential Investment Portfolios 4	Dryden Municipal Bond Fund
Prudential Muni High Income Fund, High
PGIM Muni High Income Fund	Income Series	6/6/05
Prudential Investment Portfolios 5	Strategic Partners Style Specific Funds
PGIM 60/40 Allocation Fund		9/1/15
PGIM Target Date Income Fund	Prudential Day One Income Fund	11/1/16

PGIM Target Date 2020 Fund	Prudential Day One 2020 Fund	11/1/16

PGIM Target Date 2025 Fund	Prudential Day One 2025 Fund	11/1/16

PGIM Target Date 2030 Fund	Prudential Day One 2030 Fund	11/1/16

PGIM Target Date 2035 Fund	Prudential Day One 2035 Fund	11/1/16

PGIM Target Date 2040 Fund	Prudential Day One 2040 Fund	11/1/16

PGIM Target Date 2045 Fund	Prudential Day One 2045 Fund	11/1/16

PGIM Target Date 2050 Fund	Prudential Day One 2050 Fund	11/1/16

PGIM Target Date 2055 Fund	Prudential Day One 2055 Fund	11/1/16

PGIM Target Date 2060 Fund	Prudential Day One 2060 Fund	11/1/16

PGIM Target Date 2065 Fund	Prudential Day One 2065 Fund	12/16/19

PGIM Target Date 2070 Fund		12/10/24

Prudential Jennison Diversified Growth Fund
and Prudential Jennison Conservative Growth
PGIM Jennison Diversified Growth Fund	Fund	11/18/02
PGIM Jennison Rising Dividend Fund	Prudential Jennison Rising Dividend Fund	3/5/14
Prudential Investment Portfolios 6	Dryden California Municipal Fund
PGIM California Muni Income Fund	Prudential California Muni Income Fund	9/12/05
Prudential Investment Portfolios 7	JennisonDryden Portfolios
PGIM Jennison Value Fund	Prudential Jennison Value Fund	6/27/05
Prudential Investment Portfolios 8	Dryden Index Series Fund
PGIM Quant Solutions Stock Index Fund,
PGIM QMA Stock Index Fund, Prudential
QMA Stock Index Fund, Prudential Stock Index
PGIM Quant Solutions Large-Cap Index Fund	Fund	6/27/05
PGIM Securitized Credit Fund		7/1/19
Prudential Investment Portfolios 9	Dryden Tax-Managed Funds
PGIM Absolute Return Bond Fund	Prudential Absolute Return Bond Fund	3/30/11
5

Execution Version

PGIM QMA Large-Cap Core Equity Fund
Prudential QMA Large-Cap Core Equity Fund,
Prudential Large-Cap Core Equity Fund,
PGIM Quant Solutions Large-Cap Core Fund	Dryden Large-Cap Core Equity Fund	6/27/05
PGIM Select Real Estate Fund	Prudential Select Real Estate Fund	7/7/14
PGIM Real Estate Income Fund	Prudential Real Estate Income Fund	6/1/15
Prudential Investment Portfolios 12	Prudential Global Real Estate Fund
PGIM Short Duration Muni High Income
Fund, Prudential Short Duration Muni High
PGIM Short Duration Muni Fund	Income Fund	5/28/14
PGIM Jennison Technology Fund		6/18/18
PGIM Jennison NextGeneration Global Opportunities Fund		09/14/21
PGIM Jennison International Small-Mid Cap Opportunities
Fund		09/14/21
PGIM Conservative Retirement Spending Fund		4/3/24
PGIM Moderate Retirement Spending Fund		4/3/24

PGIM Enhanced Retirement Spending Fund		4/3/24

Prudential Investment Portfolios, Inc. 14	Prudential Government Income Fund, Inc.
Prudential Government Income Fund, Dryden
PGIM Government Income Fund	Government Income Fund, Inc.	7/25/05
PGIM Floating Rate Income Fund	Prudential Floating Rate Income Fund	3/30/11
Prudential High Yield Fund, Inc., Dryden
Prudential Investment Portfolios, Inc. 15	High Yield Fund, Inc.
Prudential Short Duration High Yield Income
PGIM Short Duration High Yield Income Fund	Fund	9/24/12
PGIM High Yield Fund	Prudential High Yield Fund	7/25/05
Prudential Investment Portfolios 16
PGIM Income Build Fund		12/30/15
Prudential Total Return Bond Fund, Inc.,
Prudential Investment Portfolios, Inc. 17	Dryden Total Return Bond Fund, Inc.
PGIM Total Return Bond Fund	Prudential Total Return Bond Fund	7/25/05
Prudential Short Duration Multi-Sector Bond
PGIM Short Duration Multi-Sector Bond Fund	Fund	12/5/13
Prudential Jennison 20/20 Focus Fund,
Prudential Investment Portfolios 18	Jennison 20/20 Focus Fund	6/27/05
PGIM Jennison MLP Fund
PGIM Jennison Energy Infrastructure Fund	Prudential Jennison MLP Fund	12/5/13
Jennison Blend Fund, Inc., Strategic Partners
Prudential Jennison Blend Fund, Inc	Equity Fund, Inc.
PGIM Jennison Blend Fund	Prudential Jennison Blend Fund, Inc	9/12/05
Jennison Mid-Cap Growth Fund, Inc.,
Prudential Jennison Mid-Cap Growth Fund, Inc.	Jennison U.S. Emerging Growth Fund, Inc.
Prudential Jennison Mid-Cap Growth Fund,
PGIM Jennison Mid-Cap Growth Fund	Inc.	6/27/05
Prudential Jennison Natural Resources Fund, Inc.	Jennison Natural Resources Fund, Inc.
Prudential Jennison Natural Resources Fund,
PGIM Jennison Natural Resources Fund	Inc.	6/27/05
6

Execution Version

Prudential Jennison Small Company Fund, Inc.	Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund	Prudential Jennison Small Company Fund, Inc.	6/27/05
Prudential National Muni Fund, Inc.	Dryden National Municipals Fund, Inc.
PGIM National Muni Fund	Prudential National Muni Fund, Inc.	9/12/05
Prudential Sector Funds	Jennison Sector Funds, Inc.
Prudential Jennison Financial Services Fund
PGIM Jennison Financial Services Fund	and Prudential Financial Services Fund	6/27/05
Prudential Health Sciences Fund d/b/a
Prudential Jennison Health Sciences Fund,
PGIM Jennison Health Sciences Fund	Jennison Health Sciences Fund	6/27/05
Prudential Utility Fund d/b/a Prudential
PGIM Jennison Utility Fund	Jennison Utility Fund, Jennison Utility Fund	6/27/05
Prudential Short-Term Corporate Bond Fund, Inc.	Dryden Short-Term Bond Fund, Inc.
Prudential Short-Term Corporate Bond Fund,
PGIM Short-Term Corporate Bond Fund	Inc.	6/6/05
Prudential World Fund, Inc.
Prudential Emerging Markets Debt Local
PGIM Emerging Markets Debt Local Currency Fund	Currency Fund	3/30/11
Prudential Emerging Markets Debt Hard
PGIM Emerging Markets Debt Hard Currency Fund	Currency Fund	12/1/17
PGIM QMA International Equity Fund
Prudential QMA International Equity, Fund
PGIM Quant Solutions International Equity Fund	Prudential International Equity Fund	6/6/05
PGIM Jennison Emerging Markets Equity Opportunities	Prudential Jennison Emerging Markets Equity
Fund	Fund	9/3/14
Prudential Jennison Global Infrastructure
PGIM Jennison Global Infrastructure Fund	Fund	8/12/13
Prudential Jennison Global Opportunities
PGIM Jennison Global Opportunities Fund	Fund	3/14/12
Prudential Jennison International
PGIM Jennison International Opportunities Fund	Opportunities Fund	6/5/12
The Target Portfolio Trust
PGIM Quant Solutions Small Cap Value Fund	PGIM QMA Small Cap Value Fund	9/1/17
PGIM Core Bond Fund		2/1/15
CLOSED END FUNDS
Date of First
RIC/Fund Name	Former Name	Service
Prudential Short Duration High Yield Fund,
PGIM High Yield Bond Fund, Inc.	Inc.	3/8/12
Prudential Global Short Duration High Yield
PGIM Global High Yield Fund, Inc.	Fund, Inc.	9/24/12
PGIM Short Duration High Yield Opportunities Fund		10/9/20

7

Execution Version
ALTERNATIVE FUNDS
Date of First
RIC/Fund Name	Former Name	Service
PGIM Private Real Estate Fund, Inc.		3/30/22
PGIM Credit Income Fund		10/15/23
EXCHANGE TRADED FUNDS
Date of First
RIC/Fund Name	Former Name	Service
PGIM ETF Trust
PGIM Ultra Short Bond ETF		6/3/22
PGIM Active High Yield Bond ETF		6/3/22
PGIM Active Aggregate Bond ETF		6/3/22
PGIM Total Return Bond ETF		6/3/22
PGIM Floating Rate Income ETF		5/17/22
PGIM Portfolio Ballast ETF		12/12/22
PGIM Jennison Focused Growth ETF		12/12/22
PGIM Jennison Focused Value ETF		12/12/22
PGIM AAA CLO ETF		7/19/23
PGIM Short Duration Multi-Sector Bond ETF		7/19/23
PGIM Jennison Focused Mid-Cap ETF		12/14/23
PGIM Jennison Better Future ETF		12/14/23
PGIM Jennison International Opportunities ETF		12/14/23
PGIM Short Duration High Yield ETF		12/14/23
PGIM Municipal Income Opportunities ETF		6/14/24
PGIM Ultra Short Municipal Bond ETF		6/24/24
PGIM Corporate Bond 0-5 Year ETF		7/29/25
PGIM Corporate Bond 5-10 Year ETF		7/29/25
PGIM Corporate Bond 10+ Year ETF		7/29/25
PGIM Rock ETF Trust
PGIM S&P 500 Buffer 12 ETF – January	(formerly, PGIM US Large-Cap Buffer 12	10/26/23
ETF – January)
PGIM S&P 500 Buffer 12 ETF – February	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – February)
PGIM S&P 500 Buffer 12 ETF – March	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – March)
PGIM S&P 500 Buffer 12 ETF – April	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – April)
PGIM S&P 500 Buffer 12 ETF – May	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – May)
PGIM S&P 500 Buffer 12 ETF – June	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – June)
PGIM S&P 500 Buffer 12 ETF – July	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – July)
PGIM S&P 500 Buffer 12 ETF – August	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – August)
PGIM S&P 500 Buffer 12 ETF – September	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – September)
PGIM S&P 500 Buffer 12 ETF – October	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – October)
8

Execution Version

PGIM S&P 500 Buffer 12 ETF – November	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – November)
PGIM S&P 500 Buffer 12 ETF – December	(formerly, PGIM US Large-Cap Buffer 12	12/21/23
ETF – December)
PGIM S&P 500 Buffer 20 ETF – January	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – January)
PGIM S&P 500 Buffer 20 ETF – February	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – February)
PGIM S&P 500 Buffer 20 ETF – March	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – March)
PGIM S&P 500 Buffer 20 ETF – April	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – April)
PGIM S&P 500 Buffer 20 ETF – May	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – May)
PGIM S&P 500 Buffer 20 ETF – June	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – June)
PGIM S&P 500 Buffer 20 ETF – July	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – July)
PGIM S&P 500 Buffer 20 ETF – August	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – August)
PGIM S&P 500 Buffer 20 ETF – September	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – September)
PGIM S&P 500 Buffer 20 ETF – October	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – October)
PGIM S&P 500 Buffer 20 ETF – November	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – November)
PGIM S&P 500 Buffer 20 ETF – December	(formerly, PGIM US Large-Cap Buffer 20	12/21/23
ETF – December)
PGIM Laddered S&P 500 Buffer 12 ETF	(formerly, PGIM Laddered Fund of Buffer 12	6/11/24
ETF)
PGIM Laddered S&P 500 Buffer 20 ETF	(formerly, PGIM Laddered Fund of Buffer 20	6/11/24
ETF)
PGIM S&P Max Buffer ETF – January		12/27/24
PGIM S&P Max Buffer ETF – February		12/27/24
PGIM S&P Max Buffer ETF – March		12/27/24
PGIM S&P Max Buffer ETF – April		12/27/24
PGIM S&P Max Buffer ETF – May		12/27/24
PGIM S&P Max Buffer ETF – June		12/27/24
PGIM S&P Max Buffer ETF – July		12/27/24
PGIM S&P Max Buffer ETF – August		12/27/24
PGIM S&P Max Buffer ETF – September		12/27/24
PGIM S&P Max Buffer ETF – October		12/27/24
PGIM S&P Max Buffer ETF – November		12/27/24
PGIM S&P Max Buffer ETF – December		12/27/24
PGIM Nasdaq-100 Buffer 12 ETF – January		12/27/24
PGIM Nasdaq-100 Buffer 12 ETF – April		12/27/24
PGIM Nasdaq-100 Buffer 12 ETF – July		12/27/24
PGIM Nasdaq-100 Buffer 12 ETF – October		12/27/24
PGIM Laddered Nasdaq-100 Buffer 12 ETF		12/27/24

9